                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


     I, the undersigned Officer and Director of Atchison Casting Corporation, do hereby name, constitute and appoint Hugh H. Aiken my agent and attorney-in-fact, for me and in my behalf as an Officer and Director of Atchison Casting Corporation, to sign and execute a Registration Statement on Form S-2, and any amendments thereto, relating to the registration with the Securities and Exchange Commission of Common Stock of Atchison Casting Corporation.

     Executed this 15th day of December, 1996.



                                           /s/ Kevin T. McDermed
                                       ------------------------------------
                                       KEVIN T. MCDERMED

                                POWER OF ATTORNEY


     I, the undersigned Director of Atchison Casting Corporation, do hereby name, constitute and appoint Hugh H. Aiken or Kevin T. McDermed, and each of them, my agent and attorney-in-fact, for me and in my behalf as a Director of Atchison Casting Corporation, to sign and execute a Registration Statement on Form S-2, and any amendments thereto, relating to the registration with the Securities and Exchange Commission of Common Stock of Atchison Casting Corporation.

     Executed this 15th day of December, 1996.



                                           /s/ Paul C. Craig
                                       ------------------------------------
                                       PAUL C. CRAIG

                                POWER OF ATTORNEY


     I, the undersigned Director of Atchison Casting Corporation, do hereby name, constitute and appoint Hugh H. Aiken or Kevin T. McDermed, and each of them, my agent and attorney-in-fact, for me and in my behalf as a Director of Atchison Casting Corporation, to sign and execute a Registration Statement on Form S-2, and any amendments thereto, relating to the registration with the Securities and Exchange Commission of Common Stock of Atchison Casting Corporation.

     Executed this 15th day of December, 1996.



                                           /s/ John O. Whitney
                                       ------------------------------------
                                       JOHN O. WHITNEY

                                POWER OF ATTORNEY


     I, the undersigned Director of Atchison Casting Corporation, do hereby name, constitute and appoint Kevin T. McDermed my agent and attorney-in-fact, for me and in my behalf as a Director of Atchison Casting Corporation, to sign and execute this Registration Statement on Form S-2, and any amendments thereto, relating to the registration with the Securities and Exchange Commission of Common Stock of Atchison Casting Corporation.

     Executed this 15th day of December, 1996.



                                           /s/ Hugh H. Aiken
                                       ------------------------------------
                                       HUGH H. AIKEN

                                POWER OF ATTORNEY


     I, the undersigned Director of Atchison Casting Corporation, do hereby name, constitute and appoint Hugh H. Aiken or Kevin T. McDermed, and each of them, my agent and attorney-in-fact, for me and in my behalf as a Director of Atchison Casting Corporation, to sign and execute a Registration Statement on Form S-2, and any amendments thereto, relating to the registration with the Securities and Exchange Commission of Common Stock of Atchison Casting Corporation.

     Executed this 15th day of December, 1996.



                                           /s/ Ray H. Witt
                                       ------------------------------------
                                       RAY H. WITT

                                POWER OF ATTORNEY


     I, the undersigned Director of Atchison Casting Corporation, do hereby name, constitute and appoint Hugh H. Aiken or Kevin T. McDermed, and each of them, my agent and attorney-in-fact, for me and in my behalf as a Director of Atchison Casting Corporation, to sign and execute a Registration Statement on Form S-2, and any amendments thereto, relating to the registration with the Securities and Exchange Commission of Common Stock of Atchison Casting Corporation.

     Executed this 15th day of December, 1996.



                                           /s/ David L. Belluck
                                       ------------------------------------
                                       DAVID L. BELLUCK